UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue Suite 500
Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 3, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Offerpad Solutions Inc. (the “Company” or “Offerpad”), the stockholders approved a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”) at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by the Company’s Board of Directors (the “Board”) in its discretion. Following the Annual Meeting, the Board approved a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s Common Stock.

The Reverse Stock Split is expected to become effective on June 8, 2026 at 5:00 p.m. ET (the “Effective Time”), with the Company’s Common Stock to begin trading on a split-adjusted basis at market open on June 9, 2026 under the existing symbol “OPAD” and new CUSIP number 67623L 505. In connection with the Reverse Stock Split, every ten shares of the Company’s Common Stock issued and outstanding as of the Effective Time will be automatically converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each stockholder will be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of one share to which the stockholder would otherwise be entitled multiplied by the closing price per share of Common Stock on the NYSE on the date of the Effective Time.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Common Stock underlying the Company’s outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and existing agreements, as well as the exercise price and/or any stock price goals, as applicable. Additionally, the Company has both public warrants (the “Public Warrants”) and private warrants (the “Private Warrants,” and together with the Public Warrants, the “Warrants”) issued to certain investors to purchase shares of Common Stock that are currently exercisable. Under the terms of the applicable Warrant agreements, the number of shares of Common Stock issuable on exercise of each Warrant will be proportionately decreased, the Warrant purchase price will be equitably adjusted (to the nearest cent) with respect to the Public Warrants, and the exercise price with respect to the Private Warrants will be proportionately increased. The terms of the Company’s outstanding Warrants do not permit issuance of fractional shares upon exercise of such Warrants. Instead, the number of shares issuable shall be rounded down upon exercise of the Public Warrants and shall be rounded up upon exercise of the Private Warrants.

On June 4, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Forward Looking Statements

Certain statements in this Current Report may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Offerpad’s future financial or operating performance. For example, statements regarding the Reverse Stock Split and timing thereof are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to, market conditions and their impact on Offerpad’s trading price on the NYSE; and other factors discussed in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2026. These and other important factors discussed under the caption “Risk Factors” in Offerpad’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission on February 24, 2026 and Offerpad’s other reports filed with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Offerpad and its management, are inherently uncertain. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Offerpad undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Offerpad Solutions Inc. dated June 4, 2026.

104	Cover page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: June 4, 2026	By:	/s/ Peter Knag
Peter Knag
Chief Financial Officer